                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Christie Hefner and Howard Shapiro, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments thereto, relating to the registration of shares of the Company's Class B Common Stock, $.01 par value, pursuant to the Company's Employee Stock Purchase Plan and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 1996.



                            /s/ Christie Hefner
                            --------------------
                                Christie Hefner

                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Christie Hefner and Howard Shapiro, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments thereto, relating to the registration of shares of the Company's Class B Common Stock, $.01 par value, pursuant to the Company's Employee Stock Purchase Plan and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 1996.



                           /s/ Dennis S. Bookshester
                           -------------------------
                             Dennis S. Bookshester

                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Christie Hefner and Howard Shapiro, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments thereto, relating to the registration of shares of the Company's Class B Common Stock, $.01 par value, pursuant to the Company's Employee Stock Purchase Plan and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 1996.



                             /s/ David I. Chemerow
                             ---------------------
                               David I. Chemerow

                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Christie Hefner and Howard Shapiro, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments thereto, relating to the registration of shares of the Company's Class B Common Stock, $.01 par value, pursuant to the Company's Employee Stock Purchase Plan and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 1996.



                             /s/ Robert Kamerschen
                             ---------------------
                               Robert Kamerschen

                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Christie Hefner and Howard Shapiro, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments thereto, relating to the registration of shares of the Company's Class B Common Stock, $.01 par value, pursuant to the Company's Employee Stock Purchase Plan and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 1996.



                               /s/ Sol Rosenthal
                               -----------------
                                 Sol Rosenthal

                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Christie Hefner and Howard Shapiro, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments thereto, relating to the registration of shares of the Company's Class B Common Stock, $.01 par value, pursuant to the Company's Employee Stock Purchase Plan and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 1996.



       /s/ Richard S. Rosenzweig
       -------------------------
           Richard S. Rosenzweig

                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of Playboy Enterprises, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Christie Hefner and Howard Shapiro, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments thereto, relating to the registration of shares of the Company's Class B Common Stock, $.01 par value, pursuant to the Company's Employee Stock Purchase Plan and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 1996.



       /s/ Sir Brian Wolfson
       ---------------------
           Sir Brian Wolfson